EXHIBIT 10.3
                                                          Supplemental Agreement

                       DATED THE 27TH DAY OF JANUARY 2004


                        MING HUA ENVIRONMENTAL PROTECTION
                         SCIENCE AND TECHNOLOGY LIMITED

                                       and

             GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED

                                       and

                          EAGLE BUS DEVELOPMENT LIMITED

                                       and
                                  KOK SIN KEUNG
                                       and
                                  CHEUNG PO YIN

            --------------------------------------------------------

                         SUPPLEMENTAL AGREEMENT FOR THE
                         SALE AND PURCHASE OF SHARES IN
                 GUANGZHOU CITY VIEW BUS INSTALLATION CO., LTD.

            --------------------------------------------------------



                                 YUEN & PARTNERS
                                   SOLICITORS
                                   10th Floor
                               Chiyu Bank Building
                            78 Des Voeux Road Central
                                    Hong Kong
                              TEL: (852) 2815 2688
                              FAX: (852) 2541 2088

                               REF: 01/01/7203/01
                                     (EY/jl)


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THIS AGREEMENT is made the 27th day of January, Two Thousand and Four.

BETWEEN:-

1. MING HUA ENVIRONMENTAL PROTECTION SCIENCE AND TECHNOLOGY LIMITED, a company incorporated in Hong Kong, whose registered office is situated at Room 708, 7th Floor, Dannies House, 20 Luard Road, Wanchai, Hong Kong (the "PURCHASER").

2. GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED, a company incorporated in Hong Kong, whose registered office is situated at Flat C, 14th Floor, Block 3, Sheung Shui Centre, 3 Chi Cheong Road, Sheung Shui, New Territories, Hong Kong (the "CO 1").

3. EAGLE BUS DEVELOPMENT LIMITED, a company incorporated in Hong Kong, whose registered office is situated at Flat C, 14th Floor, Block 3, Sheung Shui Centre, 3 Chi Cheong Road, Sheung Shui, New Territories, Hong Kong (the "CO 2").

4. KOK SIN KEUNG, holder of Hong Kong Identity Card No.A993367(3) of No,15 1st Street River North, Fairview Park, Yuen Long, New Territories, Hong Kong ("KOK")

5. CHEUNG PO YIN, holder of Hong Kong Identity Card No.E479947(3) of Flat 2, 11th Floor, Chung Ying House, Tin Chung Court, Tin Shui Wai, New Territories, Hong Kong ("Cheung").

WHEREAS:-

(A) GUANGZHOU CITY VIEW BUS INSTALLATION CO., LTD. is a private enterprises incorporated in the People's Republic of China with registered number 0120823, whose registered office is situated at Suite 302, 158 Huan Shi Xi Road, Guangzhou, China,and has at the date hereof an authorized capital of US$1,471,000.00 (the "COMPANY").

(B) 23.8% of the Company capital is owned by CO 1 and 66% of the Company capital is owned by CO 2.

(C) CO1 is a limited company with an authorised 10,000 fully paid-up shares of HK$1.00 each whereby 4,000 shares are held by Kok and 6,000 shares are held by Cheung (collectively the "CO1 SHAREHOLDERS").

(D) CO2 is a limited company with an authorised 1,200,000 fully paid-up shares of HK$1.00 each whereby 400,000 shares are held by Kok and 800,000 shares are held by Cheung (collectively the "CO2 SHAREHOLDERS").


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(E)   The  Purchaser,  CO1,  CO2 and Kok have  entered into an agreement on 13th
      March 2003 for the sale and purchase of 23.8% ownership of the Company owned by the CO 1 and 66% ownership of the Company owned by CO 2 to the Purchaser for the consideration and on the terms and conditions therein ("the Agreement").

(F) The said sale and purchase is subject to approvals from the PRC authority which has not been obtained.

(G) The parties have agreed to enter into this Supplemental Agreement to amend and supplement the Agreement on the terms and conditions as set out herein

(H) The Vendor will retain the ownership of all the Excluded Assets after Completion.

NOW IT IS HEREBY AGREED AND DECLARED AS FOLLOWS :-

1.    INTERPRETATION

      In this Agreement, words and expressions shall bear the same meaning as defined in Clause 1 of the Agreement unless the context otherwise requires.

2.    CONDITION PRECEDENT

2.1 The parties acknowledge that the intended sale and purchase does not require approval from the PRC authorities but it is a condition precedent that a PRC legal opinion is delivered to the Purchaser prior to Completion to certify that that CO1 and CO 2, being the shareholders of the Company, are free to sell their respective shares.

2.2 The CO1 Shareholders and CO2 Shareholders hereby personally undertake to execute a Deed of Undertaking in a form to be provided by the Purchaser, to undertake that each of them shall be jointly and severally be fully responsible and fully discharge all existing debts, liabilities of CO1 and CO2 and whatsoever amount due from CO1 and CO2 respectively to any third parties, including any directors' and/or shareholders' loans, up to and including the Completion Date.

3.    SALE AND PURCHASE OF -9,999- SHARES OF CO1

      The Purchaser shall purchase and the CO1 Shareholders shall sell, -9,999-shares of the authorised share capital of CO1 free from all charges, mortgages, equities, liens, hypothecation, incumbrances, and any other adverse claims and interests with all the right to all dividends hereafter paid declared or made in respect thereof.

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4.    SALE AND PURCHASE OF -1,199,999- SHARES OF CO2

      The Purchaser shall purchase and the CO2 Shareholders shall sell, -1,199,999- shares of the authorised share capital of CO2 free from all charges, mortgages, equities, liens, hypothecation, incumbrances, and any other adverse claims and interests with all the right to all dividends hereafter paid declared or made in respect thereof.

5.    CONSIDERATION

      The consideration for the purchase of entire share capital of CO1 and CO2 shall be in the following order:-

      (i) Renminbi (RMB) 8,000,000.00 will be paid in cash upon Completion as follows:-

            CO1 Shareholders - RMB 2,000,000.00
            CO2 Shareholders - RMB 6,000,000.00

      (ii)  43% of all issued and outstanding shares of the Purchaser to Kok.

6.    TIME TO BE OF ESSENCE

      Time in every respect shall be of essence of this Agreement.

7.    COMPLETION

7.1 Subject as hereinafter provided completion shall take place at the Hong Kong Special Administrative Region on a date to be agreed between the parties herto ("COMPLETION DATE") between the hours of 9:00 a.m. to 5.00 p.m. or at such other place and between such other hours as may be agreed between the parties hereto.

7.2 On Completion the CO1 Shareholders and CO2 Shareholders shall respectively deliver and produce to the Purchaser :-

      (a) duly executed documents to effect the transfer of shareholding in favour of the Purchaser and such person(s) as the Purchaser may direct or nominate;

      (b) such waivers and/or consents and/or resolutions (whether members' or directors') as the Purchaser may require duly signed by members and/or directors;

      (c) such any documents of CO1 and CO2 as the Purchaser may require to enable the Purchaser and/or its representative or nominee to be registered as holders of the CO1 and CO2;


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      (d)   written  resolutions  of the members  and/or of the directors of CO1 and CO2 (as the Purchaser may require) approving and/or ratifying the entering into of this Agreement and the due performance thereof;

      (e) such written evidence as may be reasonably satisfactory to the Purchaser to prove that the directors of CO1 and CO2 have, before the signing of this Agreement duly made, and will, before and on completion, duly make full disclosure of their respective interests in, of or in relation to this Agreement or the transaction herein contemplated pursuant to the Law, the Articles of Association of CO1 and CO2, and otherwise;

      (f) the originals as well as duly certified copies of the board resolutions of the then existing directors :-

            (i) revoking all existing authorities in respect of foreign investors to bankers in respect of the operation of its bank accounts and giving authority in favour of such persons as the Purchaser may nominate to operate such accounts;

            (ii) appointing LUAN Yundong or such persons (within the maximum number permitted by the Articles of Association) as the Purchaser may nominate as directors; and

            (iii) approving the registration of the said share transfers subject to the same being duly stamped;

      (g) the Existing Management Accounts which must show full compliance with the terms and conditions of this Agreement;

      (h) the statutory books of CO1 and CO2 which must be duly completed and written up to date;

      (i)   all books, accounts, papers and records of CO1 and CO2;

      (j) the written resignations of Cheung as the director of CO1 and CO2 with acknowledgements signed by her in a form annexed as APPENDIX 1 to the effect that she has no claim against the CO1 and CO2 for compensation for loss of office, fees or disbursements or otherwise whatsoever;

      (k) the written resignations of the then existing Secretary of CO1 and CO2 if any to take effect on the date of completion with acknowledgements signed by each of them in a form annexed hereto as APPENDIX 1 to the effect that they have no claim against CO1 and CO2 for compensation for loss of office, fees or disbursements or otherwise whatsoever; and

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8.    PROPER LAW

      This Agreement for all purposes shall be governed by and construed in accordance with the laws of Hong Kong.

9.    SEVERABILITY

      Any part of this Agreement which may be held illegal, invalid or unenforceable shall be deemed to be severed from this Agreement and does not affect the legality, validity or enforceability of the rest of this Agreement.

10.   FURTHER ASSURANCE

      Each party hereto shall execute and perform, or procure the execution and performance of, such further documents and acts as may from time to time be required to make this Agreement fully and legally effective, binding and enforceable, or to perfect the intention of the parties hereto.

11.   NO WAIVER

      No failure by any party hereto to insist upon the strict performance of any term or condition of this Agreement or to exercise any right or remedy consequent upon the breach thereof shall constitute a waiver of such breach or any subsequent breach of such term and condition of this Agreement. A breach, default, alteration or modification under or of this Agreement shall only be waived or effected in writing by the party against whom such alleged waiver, alteration or modification is sought to be enforced.

12.   CUMULATIVE RIGHTS

      All rights and remedies of the parties hereto under this Agreement are in addition to and without prejudice to each other and to all other rights and remedies available to them under any statute, at law or in equity.

13.   CONFIDENTIALITY

      Each of parties hereto undertake to each other that they will not at any time hereafter use or divulge or communicate to any person other than to their respective officers or employees or solicitors/accountants whose province it is to know the same or on the instructions of the board of directors of CO1 and CO2 any confidential information concerning the business, accounts, finance or contractual arrangement or other dealings, transactions or affairs of CO1 and CO2 which may come to their knowledge and they shall use their best endeavors to prevent the publication or disclosure of any confidential information concerning such matters.

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14.   SURVIVAL OF THE PROVISIONS OF THIS AGREEMENT

      All provisions of this Agreement shall, so far as they are capable of being performed or observed, continue in full force and effect notwithstanding completion except in respect of those matters then already performed or observed.

15.   ASSIGNABILITY

      This Agreement is personal to the parties hereto, and accordingly, unless the parties hereto shall otherwise agree in writing, none of the benefits or rights hereunder may be assigned.

16.   COSTS AND EXPENSES

16.1 Each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby except as otherwise provided herein.

16.2 All stamp duty and additional stamp duty chargeable on the instruments of transfer and contract notes mentioned in Clause 6 shall be borne by the Purchaser.


17.   NOTICES

      Any notice required to be given hereunder may, without prejudice to other means of service, be given by telex or facsimile transmission or by sending the same through the post via pre-paid envelope (airmail in the case of an overseas address) addressed to the party concerned at his address above stated or any other address notified (and expressed to be so notified) to the other parties for the purposes of this Clause and any notice so given shall be deemed to have been served on the second (2nd) day after the day on which it is posted in the case of local mail or on the day of transmission if given by telex or facsimile transmission and on the fifth (5th) day after the day on which it is posted in the case of airmail. In proving service by mail it will be sufficient to prove that the envelope containing the notice was duly stamped, addressed and posted as aforesaid.

18.   INDEPENDENT LEGAL ADVICE

      All parties expressly acknowledge that Messrs. Yuen & Partners is acting for the Purchaser only. All parties, except the Purchaser has been fully advised to seek independent legal advice and to seek independent professional advice to verify all matters set out in this Agreement.

19.   INTERPRETATION AND CONSTRUCTION

19.1 The Schedules and Annexures (if any) hereto form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall include the Schedules and Annexures hereto and any variation or supplement hereof.

19.2  Unless the context otherwise requires, in this Agreement :-

      (a) reference to any legislation or subordinate legislation shall include any legislation or subordinate legislation which amends or replaces it;

      (b) a body corporate shall be deemed to be associated with another body corporate if it is a holding company or a subsidiary of that other body corporate or a subsidiary of a holding company of that other body corporate; and

      (c) words importing the singular number shall include the plural number and vice versa and words importing one gender shall include every other gender.

19.3 References to Recitals, Clauses, Schedules and Appendixes are to Recitals, Clauses, Schedules and Appendixes of this Agreement.

19.4 Headings and the index or table of contents are for convenience only and shall not affect the interpretation or construction of this Agreement in any way.

19.5  In construing this Agreement:-

      (a) the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

      (b) general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

19.6 If any of the date or dates stipulated for payment herein or if the Completion Date shall otherwise fall on a day which is not a business day (defined as a day on which licensed banks are opened for business in Hong
      Kong) or shall fall on a day on which typhoon signal No.8 or above or Black rainstorm signal is hoisted in Hong Kong at any time during business hours such date or dates for payment or the Completion Date (as the case may be) shall automatically be postponed to the next business day.

19.7 The expression "the Purchaser" wherever used shall (if the context so permits or requires) in the case of individuals include the persons specifically named and their executors and administrators and in the case of a company or corporation include the company or corporation specifically named and its successors and in the case of persons holding as tenants in common include the persons specifically named and any of them and their respective executors and administrators and in the case of the persons holding as joint tenants include the persons specifically named and the survivors or survivor of them and the executors and administrators of such survivor.

                                   APPENDIX 1
                                   ----------
                             RESIGNATION AS DIRECTOR
                             -----------------------
Date:

To:   The Directors
      [GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED / EAGLE BUS DEVELOPMENT LIMITED]

I hereby resign with effect from the date hereof as a director of [[GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED / EAGLE BUS DEVELOPMENT LIMITED] (the "Company") and confirm that:

1. I have no claim outstanding against the Company, whether for compensation for loss of office or otherwise howsoever; and

2. there is no agreement or arrangement outstanding under which the Company has or could have any obligation to me.

SIGNED BY CHEUNG PO YIN                   )
(Holder of Hong Kong Identity Card        )
No.E479947(3) in the presence of :-       )

********************************************************************************

                            RESIGNATION AS SECRETARY
                            ------------------------
Date:

To :  The Directors
      [GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED / EAGLE BUS DEVELOPMENT LIMITED]

I /We hereby resign with effect from the date hereof as a Secretary of [[GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED / EAGLE BUS DEVELOPMENT LIMITED] (the "Company") and confirm that:

1. I / We have no claim outstanding against the Company, whether for compensation for loss of office or otherwise howsoever; and

2. there is no agreement or arrangement outstanding under which the Company has or could have any obligation to me us.

SIGNED By                                 )
      /s/                                 )
in the presence of:                       )
As witness the hands of the parties hereto the day and year first above written.

SIGNED BY MING HUA ENVIRONMENTAL          )
PROTECTION SCIENCE AND TECHNOLOGY         )
LIMITED by its director                   )
            /s/                           )
(Holder of                                )
No.             ) in the presence of :-   )





SIGNED BY GOOD VIEW BUS                   )
MANUFACTURING (HOLDINGS) COMPANY          )
LIMITED by its director, KOK SIN KEUNG    )
(Holder of Hong Kong Identity Card        )
No.A993367(3)) in the presence of :-      )

/s/



SIGNED BY EAGLE BUS DEVELOPMENT           )
LIMITED by its director, KOK SIN KEUNG    )
(Holder of Hong Kong Identity Card        )
No.A993367(3)) in the presence of :-      )


/s/


SIGNED BY KOK SIN KEUNG                   )
(Holder of Hong Kong Identity Card        )
No.A993367(3)) in the presence of :-      )

/s/



SIGNED BY CHEUNG PO YIN                   )
(Holder of Hong Kong Identity Card        )
No.E479947(3) in the presence of :-       )

/s/

RECEIVED  on or before  the day and       )
year  first  above  written  of and       )    RMB 8,000,000.00
from     the      Purchaser     the       )
Consideration   in   the   sum   of       )
RMB8,000,000.00 above-mentioned.




SIGNED BY KOK SIN KEUNG                   )
(Holder of Hong Kong Identity Card        )
No.A993367(3)) in the presence of :-      )





SIGNED BY CHEUNG PO YIN                   )
(Holder of Hong Kong Identity Card        )
No. E479947(3) in the presence of :-      )